================================================================================
                                 UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                  FORM 8-K/A




                                CURRENT REPORT





                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 16, 1997
                       ---------------------------------
                       (Date of earliest event reported)








                        SINCLAIR BROADCAST GROUP, INC.
            (Exact name of Registrant as specified in its charter)





              MARYLAND                   33-69482                  52-1494660
    (State of incorporation)     (Commission File Number)         (IRS Employer
                                                              Identification Number)


             2000 W. 41st Street, Baltimore, Maryland   21211-1420
      -------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)




      Registrant's telephone number, including area code: (410) 467-5005











================================================================================

ITEM 5. OTHER EVENTS

     As previously reported, Sinclair Broadcast Group, Inc. (the "Company") entered into acquisition agreements on July 16, 1997 (the "Heritage Acquisition Agreements") with The News Corporation Limited, Heritage Media Group, Inc. and certain subsidiaries of Heritage Media Corporation (collectively "Heritage") pursuant to which the Company will acquire the assets of, or the right to program pursuant to Local Marketing Agreements ("LMAs"), six television stations in three markets and the assets of 24 radio stations in seven markets (the "Heritage Acquisition"). The Company is filing with this Current Report on Form 8-K pro forma financial information for the Company showing the effect of the Heritage Acquisition and certain other transactions completed by the Company since January 1, 1996 (the "1996 Acquisitions"). The audited financial statements of Heritage Media Services, Inc. -- Broadcast Segment ("HMSI"), which includes all the assets to be acquired by the Company pursuant to the Heritage Acquisition Agreements, were filed with a previous amendment to this report on Form 8-K.


THE TENDER OFFER

     On November 17, 1997, the Company commenced a tender offer (the "Tender Offer") for all of its outstanding 10% Senior Subordinated Notes due 2003 (the
"1993 Notes") and a solicitation of consents ("Consents") from the holders of the 1993 Notes to eliminate or modify certain covenants and other provisions contained in the indenture relating to the 1993 Notes. The consummation of the Tender Offer is conditioned on, among other things, the valid tender of a majority of the outstanding 1993 Notes, the Company having obtained the requisite financing for payment of the tendered 1993 Notes and the Company having obtained consent from lenders under the Third Amended and Restated Credit Agreement dated as of May 20, 1997 with the Chase Manhattan Bank, as agent (as amended from time to time, the "Bank Credit Agreement"), to purchase of the 1993 Notes. As of midnight on December 9, 1997 holders of 98.1% of the outstanding principal amount of the 1993 Notes had tendered and not withdrawn their 1993 Notes and, therefore, are entitled to receive the payment (the "Consent Payment") to be made in connection with the timely giving of Consents. The Tender Offer will expire on December 16, 1997, unless extended, at which time the Company expects to purchase all of the 1993 Notes validly tendered with a portion of the net proceeds of a proposed offering by the Company of $250,000,000 in principal amount of Senior Subordinated Notes (the "Offering") or funds available under the Bank Credit Agreement. The total consideration and expenses payable in connection with the Tender Offer are expected to be approximately $108.2 million and $0.3 million, respectively.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required by this item were filed with a previous amendment to this report on Form 8-K.


(B) PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF SINCLAIR

     The following Pro Forma Consolidated Financial Data include the unaudited pro forma consolidated balance sheet as of September 30, 1997 (the "Pro Forma Consolidated Balance Sheet") and the unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 (the "Pro Forma Consolidated Statement of Operations"). The unaudited Pro Forma Consolidated Balance Sheet is adjusted to give effect to the Heritage Acquisition, the completion of the Tender Offer and the Offering and the application of $108.5 million of the net proceeds of the Offering to pay the consideration payable in connection with, and expenses of, the Tender Offer, as if such transactions occurred on September 30, 1997. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 are adjusted to give effect to the 1996 Acquisitions, the issuance of $200,000,000 in liquidation amount of the Company's 11 5/8% High Yield Trust Offered Preferred Securities (the "HYTOPS") issued on March 14, 1997, (the "HYTOPS Issuance"), the issuance of $200,000,000 in principal amount of the Company's 9% Senior Subordinated Notes due 2007 (the "1997 Notes") issued on July 2, 1997 (the "July Debt Issuance"), the September 23, 1997 public offering by the Company of 4,345,000 shares (including shares sold on September 30, 1997 pursuant to the exercise of an overallotment option) of Class A Common Stock (the "Common Stock Offering"), and the September 23, 1997 public offering by the Company of $172.5 million aggregate liquidation value (including shares sold on September 30, 1997 pursuant to the exercise of an overallotment option) of its Series D Convertible Exchangeable Preferred Stock (the "Preferred Stock Offering"), the Heritage Acquisition, the completion of the Tender Offer (assuming that 100% of the outstanding 1993 Notes are purchased in the Tender Offer) and the Offering and the application of $108.5 million of the net proceeds of the Offering to pay the consideration payable in connection with, and expenses of, the Tender Offer as if such transactions occurred at the beginning of such periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Data should be read in conjunction with the Company's Consolidated Financial Statements as of and for the year ended December 31, 1996 and related notes thereto, the Company's unaudited consolidated financial statements as of and for the nine months ended September 30, 1997 and related notes thereto, the historical financial data of Flint T.V., Inc. ("Flint-TV"), the historical financial data of Superior Communications, Inc. ("Superior"), the historical financial data of KSMO and WSTR, the historical financial data of River City Broadcasting, L.P. ("River City") and the historical financial data of HMSI, all of which have been filed with the Securities and Exchange Commission as part of either (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (as amended), together with the report of Arthur Andersen LLP, independent certified public accountants; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997; or (iii) the Company's Current Reports on Form 8-K and Form 8-K/A filed May 10, 1996, May 13, 1996, May 17, 1996, May 29, 1996, August
30, 1996, September 5, 1996, August 26, 1997, October 8, 1997 and December 5, 1997. The unaudited Pro Forma Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of the above events occurred on the dates specified or to project the Company's results of operations or financial position for or at any future period or date.


(C) EXHIBITS

     None

                        SINCLAIR BROADCAST GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)



                                                              CONSOLIDATED        HERITAGE
                                                               HISTORICAL      ACQUISITION(A)
                                                             -------------- --------------------
                           ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .................................  $   10,336
 Accounts receivable, net of allowance for doubtful accounts      96,492
 Current portion of program contract costs .................      54,186     $       1,270
 Prepaid expenses and other current assets .................       5,790
 Deferred barter costs .....................................       4,474             2,201
 Deferred tax asset ........................................       5,533
                                                              ----------
   Total current assets ....................................     176,811             3,471
PROGRAM CONTRACT COSTS, less current portion ...............      49,607               262
LOANS TO OFFICERS AND AFFILIATES ...........................      11,210
PROPERTY AND EQUIPMENT, net ................................     161,301            22,666
NON-COMPETE AND CONSULTING AGREEMENTS,
 net .......................................................       1,225
OTHER ASSETS ...............................................     145,302           (63,000)
ACQUIRED INTANGIBLE BROADCASTING ASSETS,
 net .......................................................   1,335,320           545,839
                                                              ----------     -------------
   Total Assets ............................................  $1,880,776     $     509,238
                                                              ==========     =============
                            LIABILITIES AND
                         STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ..........................................  $    4,191
 Accrued liabilities .......................................      33,575
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ..............      35,344
  Capital leases payable ...................................          --
  Notes and capital leases payable to affiliates ...........       2,481
  Program contracts payable ................................      62,993     $       1,080
 Deferred barter revenues ..................................       5,124
                                                              ----------
   Total current liabilities ...............................     143,708             1,080
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ..............     880,719     $     507,000 (d)
  Capital leases payable ...................................          --
  Notes and capital leases payable to affiliates ...........      20,635
  Program contracts payable ................................      75,688             1,158
  Other long-term liabilities ..............................       4,640
                                                              ----------
   Total liabilities .......................................   1,125,390           509,238
                                                              ----------     -------------
MINORITY INTEREST IN CONSOLIDATED SUBSID-
 IARIES                                                            3,837                --
                                                              ----------     -------------
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLD-
 ING SOLELY KDSM SENIOR DEBENTURES                               200,000                --
                                                              ----------     -------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock .................................          11
  Series D Preferred Stock .................................          35
  Class A Common Stock .....................................         134
  Class B Common Stock .....................................         258
  Additional paid-in capital ...............................     553,801
  Additional paid-in capital - deferred compensation .......        (779)
  Additional paid-in capital - equity put options ..........      23,117
  Accumulated deficit ......................................     (25,028)
                                                              ----------
   Total stockholders' equity ..............................     551,549                --
                                                              ----------     -------------
   Total Liabilities and Stockholders' Equity ..............  $1,880,776     $     509,238
                                                              ==========     =============



                                                                                                        CONSOLIDATED
                                                                                                        HISTORICAL,
                                                                                                          HERITAGE
                                                                  CONSOLIDATED         TENDER OFFER     ACQUISITION,
                                                                 HISTORICAL AND            AND          TENDER OFFER,
                                                              HERITAGE ACQUISITION     OFFERING(B)      AND OFFERING
                                                             ---------------------- ------------------ --------------
                           ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .................................      $   10,336         $                  $   10,336
 Accounts receivable, net of allowance for doubtful accounts          96,492                                96,492
 Current portion of program contract costs .................          55,456                                55,456
 Prepaid expenses and other current assets .................           5,790                                 5,790
 Deferred barter costs .....................................           6,675                                 6,675
 Deferred tax asset ........................................           5,533                                 5,533
                                                                  ----------                            ----------
   Total current assets ....................................         180,282                  --           180,282
PROGRAM CONTRACT COSTS, less current portion ...............          49,869                                49,869
LOANS TO OFFICERS AND AFFILIATES ...........................          11,210                                11,210
PROPERTY AND EQUIPMENT, net ................................         183,967                               183,967
NON-COMPETE AND CONSULTING AGREEMENTS,
 net .......................................................           1,225                                 1,225
OTHER ASSETS ...............................................          82,302               8,030 (c)        90,332
ACQUIRED INTANGIBLE BROADCASTING ASSETS,
 net .......................................................       1,881,159                             1,881,159
                                                                  ----------                            ----------
   Total Assets ............................................      $2,390,014         $     8,030        $2,398,044
                                                                  ==========         ===========        ==========
                            LIABILITIES AND
                         STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ..........................................      $    4,191                            $    4,191
 Accrued liabilities .......................................          33,575                                33,575
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ..............          35,344                                35,344
  Capital leases payable ...................................              --                                    --
  Notes and capital leases payable to affiliates ...........           2,481                                 2,481
  Program contracts payable ................................          64,073                                64,073
 Deferred barter revenues ..................................           5,124                                 5,124
                                                                  ----------                            ----------
   Total current liabilities ...............................         144,788                               144,788
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ..............       1,387,719         $    14,100 (e)     1,401,819
  Capital leases payable ...................................              --                                    --
  Notes and capital leases payable to affiliates ...........          20,635                                20,635
  Program contracts payable ................................          76,846                                76,846
  Other long-term liabilities ..............................           4,640                                 4,640
                                                                  ----------                            ----------
   Total liabilities .......................................       1,634,628              14,100         1,648,728
                                                                  ----------         -----------        ----------
MINORITY INTEREST IN CONSOLIDATED SUBSID-
 IARIES                                                                3,837                  --             3,837
                                                                  ----------         -----------        ----------
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLD-
 ING SOLELY KDSM SENIOR DEBENTURES                                   200,000                  --           200,000
                                                                  ----------         -----------        ----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock .................................              11                                    11
  Series D Preferred Stock .................................              35                                    35
  Class A Common Stock .....................................             134                                   134
  Class B Common Stock .....................................             258                                   258
  Additional paid-in capital ...............................         553,801                               553,801
  Additional paid-in capital - deferred compensation .......            (779)                                 (779)
  Additional paid-in capital - equity put options ..........          23,117                                23,117
  Accumulated deficit ......................................         (25,028)             (6,070)(f)       (31,098)
                                                                  ----------         -----------        ----------
   Total stockholders' equity ..............................         551,549              (6,070)          545,479
                                                                  ----------         -----------        ----------
   Total Liabilities and Stockholders' Equity ..............      $2,390,014         $     8,030        $2,398,044
                                                                  ==========         ===========        ==========



                          (Continued on following page)

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            (DOLLARS IN THOUSANDS)

(a) The Heritage Acquisition column reflects the assets and liabilities acquired in connection with the $630,000 purchase of Heritage less the $60,000 divestiture of the Heritage television station KOKH in Oklahoma City, Oklahoma, which is required pursuant to the Heritage Acquisition Agreements and with respect to which the Company has entered into a letter of intent. The Heritage Acquisition is subject to a number of conditions customary for acquisitions of broadcasting properties. Total acquired intangibles are calculated as follows:



                                                                                        HERITAGE
                                                             HERITAGE       KOKH       ACQUISITION
                                                            ----------   ----------   ------------
Purchase Price ..........................................                               $630,000
 Add:
   Liabilities acquired--
   Current portion of program contracts payable .........     $ 1,461    $  (381)          1,080
   Long-term portion of program contracts payable .......       1,761       (603)          1,158
 Less:
   Assets acquired--
   Current portion of program contract costs ............       2,140       (870)          1,270
   Deferred barter costs ................................       2,278        (77)          2,201
   Program contract costs, less current portion .........       1,075       (813)            262
   Property and equipment ...............................      28,387     (5,721)         22,666
   Sale of KOKH .........................................                                 60,000
                                                                                        ---------
   Acquired intangibles .................................                               $545,839
                                                                                        =========



(b) To reflect the proceeds of the Offering, net of $5,600 of underwriting discounts and commissions and estimated expenses and the application of a portion of the net proceeds therefrom to complete the Tender Offer.

(c) To record underwriting discounts and commissions and estimated expenses and the deferred tax asset related to the Offering net of the write-off of the deferred financing costs related to the 1993 Notes.

(d) To reflect the incurrence of $507,000 of borrowings under the Bank Credit Agreement in connection with the Heritage Acquisition.

(e) To reflect the increase in indebtedness resulting from the Offering after giving effect to the Tender Offer and application of excess cash proceeds as follows:



              Indebtedness incurred ....................................... $  249,020
              Excess cash proceeds(l) .....................................   (134,920)
              Indebtedness repaid .........................................   (100,000)
                                                                            ----------
              Pro forma adjustment ........................................ $   14,100
                                                                            ==========


          (1) Offering proceeds, net of issuance discount   ............... $ 249,020
             Underwriting discounts, commissions and estimated expenses ...    (5,600)
             Tender Offer Expenses ........................................      (300)
             Tender Offer .................................................  (108,200)
                                                                            ----------
             Excess cash proceeds ......................................... $ 134,920
                                                                            ==========



(f) To reflect the extraordinary loss of $6,070, net of the tax effect, related to the Tender Offer and the write-off of the deferred financing costs related to the 1993 Notes.

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                          CONSOLIDATED   FLINT-
                                                           HISTORICAL    TV(A)    SUPERIOR(B)   KSMO(C)
                                                         -------------- -------- ------------- ----------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions                                                    $  346,459     $1,012     $4,431     $ 7,694
 Revenues realized from station barter arrangements           32,029                             2,321
                                                          ----------                           --------
  Total revenues .......................................     378,488      1,012      4,431      10,015
                                                          ----------     -------    ------     --------
OPERATING EXPENSES:
 Program and production   ..............................      66,652        101        539       1,550
 Selling, general and administrative  ..................      75,924        345      2,002       2,194
 Expenses realized from barter arrangements ............      25,189                             2,276
 Amortization of program contract costs and net re-
 alizable value adjustments                                   47,797        125        736         601
 Amortization of deferred compensation   ...............         739
 Depreciation and amortization of property and
 equipment    ..........................................      11,711          4        373         374
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   ....................................      58,530                   529
 Amortization of excess syndicated programming .........       3,043
                                                          ----------
  Total operating expenses   ...........................     289,585        575      4,179       6,995
                                                          ----------     -------    ------     --------
  Broadcast operating income (loss)   ..................      88,903        437        252       3,020
                                                          ----------     -------    ------     --------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense     .    (84,314)                 (457)       (823)
 Interest income .......................................       3,136
 Subsidiary trust distributions  .......................
 Other income (expense)   ..............................         342         19          4           7
                                                          ----------     -------    ------     --------
  Income (loss) before provision (benefit) for in-
  come taxes                                                   8,067        456       (201)      2,204
PROVISION (BENEFIT) FOR INCOME
 TAXES  ................................................       6,936
                                                          ----------
NET INCOME (LOSS) BEFORE EXTRAORDI-
 NARY ITEM  ............................................  $    1,131
EXTRAORDINARY ITEM  ....................................          --
                                                          ----------
NET INCOME (LOSS)   ....................................  $    1,131     $  456     $ (201)    $ 2,204
                                                          ==========     =======    ======     ========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS   ....................................  $    1,131
                                                          ==========
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM  ...........  $     0.03
                                                          ==========
EXTRAORDINARY ITEM  ....................................  $       --
                                                          ==========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS  .....................................  $     0.03
                                                          ==========
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING  ..................................................      37,381
                                                          ==========

                                                                           RIVER CITY(E)                         1996
                                                                     --------------------------              ACQUISITION
                                                           WSTR(D)    RIVER CITY      WSYX       WYZZ(F)     ADJUSTMENTS
                                                         ----------- ------------ ------------- --------- ------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions                                                   $  7,488    $  86,869    $ (10,783)      $1,838
 Revenues realized from station barter arrangements         1,715
                                                         ---------
  Total revenues .......................................    9,203       86,869      (10,783)       1,838
                                                         ---------   ----------   ----------     -------
OPERATING EXPENSES:
 Program and production   ..............................      961       10,001         (736)         214
 Selling, general and administrative  ..................    2,173       39,786       (3,950)         702  $      (3,577)(h)
 Expenses realized from barter arrangements ............    1,715
 Amortization of program contract costs and net re-
 alizable value adjustments                                 1,011        9,721         (458)         123
 Amortization of deferred compensation   ...............                                                            194 (j)
 Depreciation and amortization of property and
 equipment    ..........................................      284        6,294       (1,174)           6           (943)(k)
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   ....................................       39       14,041       (3,599)           3          4,034 (m)
 Amortization of excess syndicated programming .........
  Total operating expenses   ...........................    6,183       79,843       (9,917)       1,048           (292)
                                                         ---------   ----------   ----------     -------  -------------
  Broadcast operating income (loss)   ..................    3,020        7,026         (866)         790            292
                                                         ---------   ----------   ----------     -------  -------------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense     .  (1,127)     (12,352)                                 (17,409)(q)
 Interest income .......................................       15          195                                   (1,636)(w)
 Subsidiary trust minority interest expense ............
 Other income (expense)   ..............................                  (149)            (8)
                                                                     ----------   ----------
  Income (loss) before provision (benefit) for in-
  come taxes                                                1,908       (5,280)        (874)         790        (18,753)
PROVISION (BENEFIT) FOR INCOME
 TAXES  ................................................                                                         (7,900)(y)
                                                                                                          -------------
NET INCOME (LOSS) BEFORE EXTRAORDI-
 NARY ITEM
EXTRAORDINARY ITEM  ....................................
NET INCOME (LOSS)   .................................... $  1,908    $  (5,280)   $    (874)      $  790  $     (10,853)
                                                         =========   ==========   ==========     =======  =============
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE:
NET INCOME (LOSS)   ....................................
EXTRAORDINARY ITEM  ....................................
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING

                                                                                                  1996 ACQUISITIONS,
                                                                                    JULY           HYTOPS ISSUANCE
                                                               HYTOPS               DEBT              AND JULY
                                                              ISSUANCE            ISSUANCE          DEBT ISSUANCE
                                                         ------------------ -------------------- -------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions                                                                                              $   445,008
 Revenues realized from station barter arrangements                                                      36,065
                                                                                                    -----------
  Total revenues .......................................                                                481,073
                                                                                                    -----------
OPERATING EXPENSES:
 Program and production   ..............................                                                 79,282
 Selling, general and administrative  ..................                                                115,599
 Expenses realized from barter arrangements ............                                                 29,180
 Amortization of program contract costs and net re-
 alizable value adjustments                                                                              59,656
 Amortization of deferred compensation   ...............                                                    933
 Depreciation and amortization of property and
 equipment    ..........................................                                                 16,929
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................... $         500 (n)  $          450 (o)           74,527
 Amortization of excess syndicated programming .........                                                  3,043
                                                                                                    -----------
  Total operating expenses   ...........................           500                 450              379,149
                                                         -------------      --------------          -----------
  Broadcast operating income (loss)   ..................          (500)               (450)             101,924
                                                         -------------      --------------          -----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense     .       11,820 (r)         (18,000) (s)        (122,662)
 Interest income .......................................                                                  1,710
 Subsidiary trust minority interest expense ............       (23,250)(x)                              (23,250)
 Other income (expense)   ..............................                                                    215
                                                                                                    -----------
  Income (loss) before provision (benefit) for in-
  come taxes                                                   (11,930)            (18,450)             (42,063)
PROVISION (BENEFIT) FOR INCOME
 TAXES  ................................................        (4,772)(y)          (7,380)(y)          (13,116)
                                                         -------------      --------------          -----------
NET INCOME (LOSS) BEFORE EXTRAORDI-
 NARY ITEM
EXTRAORDINARY ITEM  ....................................
NET INCOME (LOSS)   .................................... $      (7,158)     $      (11,070)         $   (28,947)
                                                         =============      ==============          ===========


NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE:
NET INCOME (LOSS)   ....................................
EXTRAORDINARY ITEM  ....................................
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING


                          (Continued on following page)

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)



                                                                           1996 ACQUISITIONS,       COMMON
                                                                            HYTOPS ISSUANCE     STOCK OFFERING
                                                                                AND JULY        AND PREFERRED
                                                                             DEBT ISSUANCE      STOCK OFFERING
                                                                          -------------------- ----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................    $   445,008
 Revenues realized from station barter arrangements .....................         36,065
                                                                             -----------
   Total revenues .......................................................        481,073                 --
                                                                             -----------       ------------
OPERATING EXPENSES:
 Program and production .................................................         79,282
 Selling, general and administrative ....................................        115,599
 Expenses realized from barter arrangements .............................         29,180
 Amortization of program contract costs and net realizable value adjust-
  ments .................................................................         59,656
 Amortization of deferred compensation ..................................            933
 Depreciation and amortization of property and equipment ................         16,929
 Amortization of acquired intangible broadcasting assets, non-compete and
  consulting agreements and other assets ................................         74,527
 Amortization of excess syndicated programming ..........................          3,043
                                                                             -----------
       Total operating expenses .........................................        379,149                 --
                                                                             -----------       ------------
  Broadcast operating income (loss) .....................................        101,924                 --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (122,662)            21,769 (t)
 Gain on sale of station ................................................             --
 Interest income ........................................................          1,710
 Subsidiary trust distributions .........................................        (23,250)
 Other income (expense) .................................................            215
                                                                             -----------
  Income (loss) before provision (benefit) for income taxes .............        (42,063)            21,769
PROVISION (BENEFIT) FOR INCOME TAXES ....................................        (13,116)             8,708 (y)
                                                                             -----------       ------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................        (28,947)            13,061
EXTRAORDINARY ITEM ......................................................             --                 --
                                                                             -----------       ------------
NET INCOME (LOSS) .......................................................    $   (28,947)      $     13,061
                                                                             ===========       ============
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................
EXTRAORDINARY ITEM ......................................................
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING .....................................................

                                                                           1996 ACQUISITIONS,
                                                                            HYTOPS ISSUANCE,
                                                                               JULY DEBT
                                                                               ISSUANCE,              HERITAGE(G)
                                                                              COMMON STOCK     --------------------------
                                                                              OFFERING AND
                                                                            PREFERRED STOCK      HERITAGE
                                                                                OFFERING        ACQUISITION      KOKH
                                                                          -------------------- ------------- ------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................   $     445,008      $   95,302     $ (7,953)
 Revenues realized from station barter arrangements .....................          36,065           4,292         (178)
                                                                            --------------     ----------     --------
   Total revenues .......................................................         481,073          99,594       (8,131)
                                                                            --------------     ----------     --------
OPERATING EXPENSES:
 Program and production .................................................          79,282          20,089       (1,871)
 Selling, general and administrative ....................................         115,599          31,916       (1,722)
 Expenses realized from barter arrangements .............................          29,180           3,478          (70)
 Amortization of program contract costs and net realizable value adjust-
  ments .................................................................         59,656           3,165       (1,208)
 Amortization of deferred compensation ..................................             933              --           --
 Depreciation and amortization of property and equipment ................          16,929           5,472       (1,022)
 Amortization of acquired intangible broadcasting assets, non-compete and
  consulting agreements and other assets ................................          74,527           8,460         (367)
 Amortization of excess syndicated programming ..........................           3,043              --           --
                                                                            --------------     ----------     --------
       Total operating expenses .........................................         379,149          72,580       (6,260)
                                                                            --------------     ----------     --------
  Broadcast operating income (loss) .....................................         101,924          27,014       (1,871)
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................        (100,893)        (17,949)       1,025
 Gain on sale of station ................................................              --           6,031           --
 Interest income ........................................................           1,710              --           --
 Subsidiary trust distributions .........................................         (23,250)             --           --
 Other income (expense) .................................................             215            (203)          --
                                                                            --------------     ----------     --------
  Income (loss) before provision (benefit) for income taxes  ............         (20,294)         14,893         (846)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................          (4,408)          7,853         (466)
                                                                            --------------     ----------     --------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................         (15,886)          7,040         (380)
EXTRAORDINARY ITEM ......................................................              --              --           --
                                                                            --------------     ----------     --------
NET INCOME (LOSS) .......................................................   $     (15,886)     $    7,040     $   (380)
                                                                            ==============     ==========     ========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                          $     (26,236)
                                                                            ==============
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................   $       (0.37)
                                                                            ==============
EXTRAORDINARY ITEM ......................................................   $          --
                                                                            ==============
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                          $       (0.60)
                                                                            ==============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING .....................................................          43,405 (aa)
                                                                            ==============

                                                                                             1996 ACQUISITIONS,
                                                                                              HYTOPS ISSUANCE,
                                                                                                 JULY DEBT
                                                                                                 ISSUANCE,
                                                                                                COMMON STOCK
                                                                                                 OFFERING,
                                                                                              PREFERRED STOCK        OFFERING
                                                                              HERITAGE       OFFERING AND THE,          AND
                                                                             ACQUISITION          HERITAGE            TENDER
                                                                             ADJUSTMENTS        ACQUISITION            OFFER
                                                                          ----------------- -------------------- -----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................                      $   532,357
 Revenues realized from station barter arrangements .....................                           40,179
                                                                                               -----------
   Total revenues .......................................................            --            572,536                  --
                                                                          -------------        -----------        ------------
OPERATING EXPENSES:
 Program and production .................................................                           97,500
 Selling, general and administrative ....................................        (1,808)(i)        143,985
 Expenses realized from barter arrangements .............................                           32,588
 Amortization of program contract costs and net realizable value adjust-
  ments .................................................................                           61,613
 Amortization of deferred compensation ..................................                              933
 Depreciation and amortization of property and equipment ................          (900)(l)         20,479
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................         9,531 (p)         92,151
 Amortization of excess syndicated programming ..........................                            3,043
                                                                                               -----------
       Total operating expenses .........................................         6,823            452,292                  --
                                                                          -------------        -----------        ------------
  Broadcast operating income (loss) .....................................        (6,823)           120,244                  --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (17,776)(u)       (135,593)
 Gain on sale of station ................................................                            6,031
 Interest income ........................................................                            1,710
 Subsidiary trust distributions .........................................                          (23,250)
 Other income (expense) .................................................                               12
                                                                                               -----------
  Income (loss) before provision (benefit) for income taxes .............       (24,599)           (30,846)             (3,194)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................        (9,840)(y)         (6,861)
                                                                          -------------        -----------        ------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................       (14,759)           (23,985)             (1,874)
EXTRAORDINARY ITEM ......................................................            --                 --
                                                                          -------------        -----------        ------
NET INCOME (LOSS) ....................................................... $     (14,759)       $   (23,985)       $     (8,230)
                                                                          =============        ===========        ============
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                                             $   (34,335)
                                                                                               ===========
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................                      $     (0.55)
                                                                                               ===========
EXTRAORDINARY ITEM ......................................................                      $        --
                                                                                               ===========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                                             $     (0.79)
                                                                                               ===========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING .....................................................                           43,405
                                                                                               ===========


                                                                           1996 ACQUISITIONS,
                                                                           HYTOPS ISSUANCE,
                                                                               JULY DEBT
                                                                               ISSUANCE,
                                                                             COMMON STOCK
                                                                               OFFERING,
                                                                            PREFERRED STOCK
                                                                               OFFERING,
                                                                               HERITAGE
                                                                             ACQUISITION,
                                                                               OFFERING,
                                                                           AND TENDER OFFER,
                                                                          -------------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................   $   532,357
 Revenues realized from station barter arrangements .....................        40,179
                                                                            -----------
   Total revenues .......................................................       572,536
                                                                            -----------
OPERATING EXPENSES:
 Program and production .................................................        97,500
 Selling, general and administrative ....................................       143,985
 Expenses realized from barter arrangements .............................        32,588
 Amortization of program contract costs and net realizable value adjust-
  ments .................................................................        61,613
 Amortization of deferred compensation  .................................           933
 Depreciation and amortization of property and equipment  ...............        20,479
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................        92,151
 Amortization of excess syndicated programming ..........................         3,043
                                                                            -----------
   Total operating expenses .............................................       452,292
                                                                            -----------
  Broadcast operating income (loss) .....................................       120,244
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................      (138,787)
 Gain on sale of station ................................................         6,031
 Interest income ........................................................         1,710
 Subsidiary trust distributions .........................................       (23,250)
 Other income (expense) .................................................            12
                                                                            -----------
  Income (loss) before provision (benefit) for income taxes .............       (34,040)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................        (8,181)
                                                                            -----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................       (25,859)
EXTRAORDINARY ITEM ......................................................        (6,356)
                                                                            -----------
NET INCOME (LOSS) .......................................................   $   (32,215)
                                                                            ===========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................       (42,565)
                                                                            ===========
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM .............................   $     (0.60)
                                                                            ===========
EXTRAORDINARY ITEM ......................................................   $     (0.15)
                                                                            ===========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................   $     (0.98)
                                                                            ===========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING .....................................................        43,405
                                                                            ===========

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997




                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                                           JULY
                                                               CONSOLIDATED         HYTOPS                 DEBT
                                                                HISTORICAL         ISSUANCE              ISSUANCE
                                                              -------------- --------------------- ---------------------
REVENUES:
 Station broadcast revenues, net of agency commissions ......  $  333,028
 Revenues realized from station barter arrangements .........      31,289
                                                               ----------
      Total revenues ........................................     364,317                --                    --
                                                               ==========    ==============        ==============
OPERATING EXPENSES:
 Program and production .....................................      68,776
 Selling, general and administrative ........................      78,637
 Expenses realized from barter arrangements  ................      26,279
 Amortization of program contract costs and net realizable
  value adjustments .........................................      47,069
 Amortization of deferred compensation ......................         350
 Depreciation and amortization of property and equipment ....      12,786
 Amortization of acquired intangible broadcasting assets,
  non-compete and consulting agreements and other assets ....       51,717                88 (dd)   $         225 (ee)
                                                               ----------    --------------        --------------
      Total operating expenses ..............................     285,614                88                   225
                                                               ----------    --------------        --------------
  Broadcast operating income (loss) .........................      78,703               (88)                 (225)
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........     (77,342)            2,894 (gg)           (9,000) (hh)
 Gain on Sale of Station ....................................          --
 Interest income ............................................       1,364
 Subsidiary trust distributions .............................     (12,852)           (4,618) (ll)
 Other income ...............................................          36
                                                               ----------
  Income (loss) before provision (benefit) for income taxes       (10,091)           (1,812)               (9,225)
PROVISION (BENEFIT) FOR INCOME TAXES ........................      (4,170)             (725) (y)           (3,690) (y)
                                                               ----------    --------------        --------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................      (5,921)           (1,087)               (5,535)
EXTRAORDINARY ITEM ..........................................          --                --                    --
                                                               ----------    --------------        --------------
NET INCOME (LOSS) ...........................................  $   (5,921)   $       (1,087)       $       (5,535)
                                                               ==========    ==============        ==============
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................  $   (6,096)
                                                               ==========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE: ...................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................  $    (0.15)
                                                               ==========
EXTRAORDINARY ITEM ..........................................  $       --
                                                               ==========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................  $    (0.16)
                                                               ==========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................      38,929
                                                               ==========


                                                                                 HYTOPS ISSUANCE,
                                                                                    JULY DEBT
                                                                                    ISSUANCE,             HERITAGE(G)
                                                                COMMON STOCK       COMMON STOCK    --------------------------
                                                                OFFERING AND       OFFERING AND
                                                               PREFERRED STOCK      PREFERRED        HERITAGE
                                                                  OFFERING        STOCK OFFERING    ACQUISITION      KOKH
                                                              ----------------- ------------------ ------------- ------------
REVENUES:
 Station broadcast revenues, net of agency commissions ......                  $     333,028       $   73,049    $ (5,696)
 Revenues realized from station barter arrangements .........                         31,289            3,860        (195)
                                                                                ------------        ----------    --------
      Total revenues ........................................          --            364,317           76,909      (5,891)
                                                              ===========       ============        ==========    ========
OPERATING EXPENSES:
 Program and production .....................................                         68,776           24,578      (1,758)
 Selling, general and administrative ........................                         78,637           15,037      (1,137)
 Expenses realized from barter arrangements .................                         26,279            3,053        (105)
 Amortization of program contract costs and net realizable
 value adjustments ..........................................                         47,069            1,275        (470)
 Amortization of deferred compensation ......................                            350               --          --
 Depreciation and amortization of property and equipment ....                         12,786            4,238        (678)
 Amortization of acquired intangible broadcasting assets,
 non-compete and consulting agreements and other assets .....                         52,030            6,326        (275)
                                                                                ------------        ----------    --------
  Total operating expenses ..................................          --            285,927           54,507      (4,423)
                                                              -----------       ------------        ----------    --------
  Broadcast operating income (loss) .........................          --             78,390           22,402      (1,468)
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........      15,420 (ii)       (68,028)         (13,412)      1,008
 Gain on Sale of Station ....................................                             --            9,401          --
 Interest income ............................................                          1,364               --          --
 Subsidiary trust distributions .............................                        (17,470)              --          --
 Other income ...............................................                             36             (276)         --
                                                                                ------------        ----------    --------
  Income (loss) before provision (benefit) for income taxes        15,420             (5,708)          18,115        (460)
PROVISION (BENEFIT) FOR INCOME TAXES ........................       6,168 (y)         (2,417)           9,546        (242)
                                                              -----------       ------------        ----------    --------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................       9,252             (3,291)           8,569        (218)
EXTRAORDINARY ITEM ..........................................          --                 --               --          --
                                                              -----------       ------------        ----------    --------
NET INCOME (LOSS) ........................................... $     9,252      $      (3,291)      $    8,569    $   (218)
                                                              ===========       ============        ==========    ========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................                  $     (11,054)
                                                                                ============
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE: ...................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................                  $       (0.08)
                                                                                ============
EXTRAORDINARY ITEM ..........................................                  $          --
                                                                                ============
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................                  $       (0.26)
                                                                                ============
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................                         43,274 (aa)
                                                                                ============

                                                                                     HYTOPS ISSUANCE,
                                                                                        JULY DEBT
                                                                                        ISSUANCE,
                                                                                       COMMON STOCK
                                                                                        OFFERING,
                                                                                     PREFERRED STOCK
                                                                                         OFFERING
                                                                    HERITAGE               AND             TENDER OFFER
                                                                   ACQUISITION           HERITAGE               AND
                                                                   ADJUSTMENTS         ACQUISITION           OFFERING
                                                              --------------------- ------------------ ---------------------
REVENUES:
 Station broadcast revenues, net of agency commissions ......                           $ 400,381
 Revenues realized from station barter arrangements .........                              34,954
                                                                                        ---------
      Total revenues ........................................              --             435,335                  --
                                                               ==============           =========      ==============
OPERATING EXPENSES:
 Program and production  ....................................                              91,596
 Selling, general and administrative ........................          (1,412) (bb)        91,125
 Expenses realized from barter arrangements .................                              29,227
 Amortization of program contract costs and net realizable
  value adjustments .........................................                              47,874
 Amortization of deferred compensation ......................                                 350
 Depreciation and amortization of property and equipment ....            (897) (cc)        15,449
 Amortization of acquired intangible broadcasting assets,
  non-compete and consulting agreements and other assets ....           7,167  (ff)        65,248
                                                               --------------           ---------
      Total operating expenses ..............................           4,858             340,869                  --
                                                               --------------           ---------      --------------
  Broadcast operating income (loss) .........................          (4,858)             94,466                  --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........         (13,621) (jj)       (94,053)             (2,396) (kk)
 Gain on Sale of Station ....................................                               9,401
 Interest income ............................................                               1,364
 Subsidiary trust distributions .............................                             (17,470)
 Other income ...............................................                                (240)
                                                                                        ---------
  Income (loss) before provision (benefit) for income taxes           (18,479)             (6,532)             (2,396)
PROVISION (BENEFIT) FOR INCOME TAXES ........................          (7,392) (y)           (505)               (990)(y)
                                                              --------------            ---------      --------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................         (11,087)             (6,027)             (1,406)
EXTRAORDINARY ITEM ..........................................              --                  --              (6,193) (z)
                                                              --------------            ---------      --------------
NET INCOME (LOSS) ........................................... $       (11,087)          $  (6,027)     $       (7,599)
                                                              ==============            =========      ==============
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................                           $ (13,790)
                                                                                        =========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE: ...................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................                           $   (0.14)
                                                                                        =========
EXTRAORDINARY ITEM ..........................................                           $      --
                                                                                        =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................                           $   (0.32)
                                                                                        =========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................                              43,274
                                                                                        =========

                                                               HYTOPS ISSUANCE,
                                                                  JULY DEBT
                                                                  ISSUANCE,
                                                                COMMON STOCK
                                                                  OFFERING,
                                                               PREFERRED STOCK
                                                                  OFFERING
                                                                  HERITAGE
                                                                ACQUISITION,
                                                                   TENDER,
                                                                  OFFER AND
                                                                  OFFERING
                                                              -----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ......      400,381
 Revenues realized from station barter arrangements .........       34,954
                                                                 ---------
      Total revenues ........................................      435,335
                                                                 =========
OPERATING EXPENSES:
 Program and production .....................................       91,596
 Selling, general and administrative ........................       91,125
 Expenses realized from barter arrangements .................       29,227
 Amortization of program contract costs and net realizable
  value adjustments .........................................       47,874
 Amortization of deferred compensation ......................          350
 Depreciation and amortization of property and equipment ....       15,449
 Amortization of acquired intangible broadcasting assets,
  non-compete and consulting agreements and other assets ....       65,248
                                                                 ---------
      Total operating expenses ..............................      340,869
                                                                 ---------
  Broadcast operating income (loss) .........................       94,466
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........      (96,449)
 Gain on Sale of Station ....................................        9,401
 Interest income ............................................        1,364
 Subsidiary trust distributions .............................      (17,470)
 Other income ...............................................         (240)
                                                                 ---------
  Income (loss) before provision (benefit) for income taxes         (8,928)
PROVISION (BENEFIT) FOR INCOME TAXES ........................       (1,495)
                                                                 ---------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................       (7,433)
EXTRAORDINARY ITEM ..........................................       (6,193)
                                                                 ---------
NET INCOME (LOSS) ...........................................    $ (13,626)
                                                                 =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................    $ (21,389)
                                                                 =========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE: ...................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM .......................................................    $   (0.17)
                                                                 =========
EXTRAORDINARY ITEM ..........................................    $   (0.14)
                                                                 =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS ...............................................    $   (0.49)
                                                                 =========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................       43,274
                                                                 =========

                        SINCLAIR BROADCAST GROUP, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)

(a) The Flint-TV column reflects the results of operations for WSMH for the period from January 1, 1996 to February 28, 1996, the date the acquisition of Flint-TV was consummated.

(b) The Superior column reflects the results of operations for Superior for the period from January 1, 1996 to May 7, 1996, the date the acquisition of Superior was consummated.

(c) The KSMO column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the transaction was consummated in July 1996.

(d) The WSTR column reflects the results of operations for the period from January 1, 1996 to July 31, 1996 as the transaction was consummated in August 1996.

(e) The River City column reflects the results of operations for River City (including KRRT, Inc.) for the period from January 1, 1996 to May 31, 1996, the date the River City acquisition was consummated. The WSYX column removes the results of WSYX from the results of River City for the period as the Company has not yet acquired WSYX. See "Business of Sinclair -- Broadcasting Acquisition Strategy" contained in the Company's Current Report on Form 8-K filed on October 8, 1997.

(f) The WYZZ column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the transaction was consummated in July 1996.

(g) The Heritage Acquisition column reflects the Pro Forma Consolidated Statement of Operations for the period from January 1, 1996 to December 31, 1996 and the Pro Forma Consolidated Statement of Operations for the period from January 1, 1997 to September 30, 1997. The KOKH column removes the results of KOKH from the results of Heritage for both periods to reflect the sale of KOKH, which is required pursuant to the Heritage Acquisition Agreements and with respect to which the Company has entered into a letter of intent. See "Business of Sinclair -- 1997 Acquisitions" contained in the Company's Current Report on Form 8-K filed on October 8, 1997.

(h) To adjust River City operating expenses for non-recurring LMA payments made to KRRT, Inc. for KRRT, Inc. debt service and to adjust River City and Superior operating expenses for employment contracts and other corporate overhead expenses not assumed at the time of the 1996 Acquisitions.

(i) To adjust Heritage operating expenses for corporate overhead expenses which the Company does not expect to incur upon consummation of the Heritage Acquisition on a going-forward basis.

(j) To record compensation expense related to options granted under the Company's Long-Term Incentive Plan:



                                                                YEAR ENDED
                                                                DECEMBER 31,
                                                                   1996
                                                               -------------
      Compensation expense related to the Long-Term Incentive
       Plan on a pro forma basis .............................    $  933
      Less: Compensation expense recorded by the Company re-
       lated to the Long-Term Incentive Plan                        (739)
                                                                  ------
      Pro forma adjustment ...................................    $  194
                                                                  ======



(k) To record depreciation expense related to acquired tangible assets and eliminate depreciation expense recorded by Flint-TV, Superior, KSMO, WSTR, River City and WYZZ from the period of January 1, 1996 through the date of acquisition. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years, calculated as follows:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1996
                                                      ---------------------------------
                                                       FLINT-TV   SUPERIOR     KSMO       WSTR     RIVER CITY     WYZZ        TOTAL
                                                      ---------- ---------- ----------- --------- ------------ ----------- ---------
   Depreciation expense on acquired tangible assets    $ 32       $  315     $   240    $  507     $   3,965    $ 159      $  5,218
   Less: Depreciation expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ .......      (4)      (373)       (374)     (284)       (5,120)        (6)     (6,161)
                                                       -----      ------     -------    -------    ---------    ------     ---------
   Pro forma adjustment .............................  $ 28       $  (58)    $  (134)   $  223     $  (1,155)   $ 153      $   (943)
                                                       =====      ======     =======    =======    =========    ======     =========




(l) To record depreciation expense related to acquired tangible assets of $3,550 and eliminate depreciation expense of $4,450 recorded by Heritage. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years.

(m) To record amortization expense related to acquired intangible assets and deferred financing costs and eliminate amortization expense recorded by Flint-TV, Superior, KSMO, WSTR, River City and WYZZ from the period of January 1, 1996 through date of acquisition. Intangible assets are to be amortized over lives ranging from 1 to 40 years, calculated as follows:


                                                                   YEAR ENDED
                                                                DECEMBER 31, 1996
                                                          -----------------------------
                                                           FLINT-TV   SUPERIOR   KSMO     WSTR    RIVER CITY     WYZZ       TOTAL
                                                          ---------- ---------- -------  ------- ------------ ---------- -----------
   Amortization expense on acquired intangible assets       $ 167     $   827    $ 180   $ 285   $  12,060     $ 99      $  13,618
   Deferred financing costs .............................                                            1,429                   1,429
   Less: Amortization expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ ...........      --        (529)      --    (39)     (10,442)        (3)     (11,013)
                                                            ------    -------    ------  -----   ----------    -----     ----------
   Pro forma adjustment .................................   $ 167     $   298    $ 180   $ 246   $   3,047     $ 96      $   4,034
                                                            ======    =======    ======  =====   ==========    =====     ==========


(n) To record amortization expense on other assets that relate to the HYTOPS Issuance for one year ($6,000 over 12 years).

(o) To record amortization expense on other assets that relate to the July Debt Issuance for one year ($4,500 over 10 years).

(p) To record amortization expense related to acquired intangible assets of $17,624 and eliminate amortization expense of $8,093 recorded by Heritage. Intangible assets are to be amortized over lives ranging from 1 to 40 years.

(q) To record interest expense for the year ended December 31, 1996 on acquisition financing relating to Superior of $59,850 (under the Bank Credit Agreement at 8.0% for four months), KSMO and WSTR of $10,425 and $7,881, respectively (both under the Bank Credit Agreement at 8.0% for six months), River City (including KRRT) of $868,300 (under the Bank Credit Agreement at 8.0% for five months) and of $851 for hedging agreements related to the River City financing and WYZZ of $20,194 (under the Bank Credit Agreement at 8.0% for six months) and eliminate interest expense recorded. No interest expense has been recorded for Flint-TV as it has been assumed that the proceeds from the issuance of $300,000,000 in principal amount of the Company's 10% Senior Subordinated Notes due 2005 (the "1995 Notes") issued on August 23, 1995 were used to purchase Flint-TV.


                                                                    YEAR ENDED
                                                                 DECEMBER 31, 1996
                                                       -------------------------------------
                                                         SUPERIOR       KSMO        WSTR    RIVER CITY     WYZZ        TOTAL
                                                       ------------- ----------- ---------------------- ---------- -------------
   Interest expense adjustment as noted above ........  $  (1,596)    $  (417)    $  (315)  $ (29,032)   $  (808)   $  (32,168)
   Less: Interest expense recorded by Superior, KSMO,
    WSTR, River City and WYZZ ........................        457         823       1,127      12,352         --        14,759
                                                        ---------     -------     -------   ---------    -------    ----------
   Pro forma adjustment ..............................  $  (1,139)    $   406     $   812   $ (16,680)   $  (808)   $  (17,409)
                                                        =========     =======     =======   =========    =======    ==========





(r) To record the net interest expense reduction for 1996 related to application of the HYTOPS Issuance proceeds to the outstanding balance under the revolving credit facility under the Bank Credit Agreement offset by an increase in commitment fees for the available but unused portion of the revolving credit facility for the year ended December 31, 1996.


     Interest on adjusted borrowing on the revolving credit facility ..................    $ 12,600
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at  1/2 of 1% for 12 months ............................................      (1,250)
     Commitment fee on available borrowings recorded by the Company ...................         470
                                                                                           --------
     Pro forma adjustment .............................................................    $ 11,820
                                                                                           ========


(s) To record interest expense on the 1997 Notes for one year ($200,000 at 9%).

(t) To record the interest expense reduction of $23,055 related to application of the net proceeds of the Common Stock Offering and the Preferred Stock Offering to the outstanding balance under the revolving credit facility offset by an increase in commitment fees of $1,286 for the available but unused portion of revolving credit facility.

(u) To record interest expense on acquisition financing of $507,000 (under the Bank Credit Agreement at 6.72%) and $630 of commitment fees for the available but unused portion of the revolving credit facility and to eliminate interest expense of $16,924 recorded by Heritage.

(v) To record interest expense including deferred financing costs related to the Offering and to eliminate interest expense including deferred financing costs related the Tender Offer.

(w) To eliminate interest income for the year ended December 31, 1996 on proceeds from the sale of the 1995 Notes due to assumed utilization of excess cash for the following acquisitions: Flint-TV, KSMO and WSTR and WYZZ of $34,400 (with a commercial bank at 5.7% for two months), $10,425 and $7,881 (both with a commercial bank at 5.7% for six months) and $20,194 (with a commercial bank at 5.7% for six months).





                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 1996
                                                      -------------------------------------------------------------------------
                                                       FLINT-TV     KSMO        WSTR      RIVER CITY     WYZZ         TOTAL
                                                      ---------- ----------- ----------- ------------ ----------- -------------
   Interest income adjustment as noted above ........  $  (327)   $  (297)    $  (226)     $    --     $  (576)    $  (1,426)
   Less: Interest income recorded by Flint-TV, KSMO,
    WSTR, River City and WYZZ  ......................       --         --         (15)        (195)         --          (210)
                                                       -------    -------     -------      -------     -------     ---------
   Pro forma adjustment .............................  $  (327)   $  (297)    $  (241)     $  (195)    $  (576)    $  (1,636)
                                                       =======    =======     =======      =======     =======     =========



(x) To record subsidiary trust minority interest expense for the year ended December 31, 1996 ($200,000 aggregate liquidation value of HYTOPS).

(y) To record tax provision (benefit) at the applicable tax rates.

(z) To record the extraordinary loss, net of the tax effect, related to the Tender Offer and the write-off of the deferred financing costs related to the 1993 Notes.

(aa) Weighted average shares outstanding on a pro forma basis assumes that 1,150,000 shares of Series B Preferred Stock were converted to 4,181,818 shares of Class A Common Stock and the Company's Incentive Stock Options and Long-Term Incentive Plan Options were outstanding as of the beginning of the period, and that the 4,345,000 shares of Class A Common Stock issued in the Common Stock Offering converted to Class A Common Stock were outstanding as of the beginning of the period.

(bb) To adjust Heritage operating expenses for corporate overhead expenses which the Company does not expect to incur upon its consummation of the Heritage Acquisition on a going-forward basis.

(cc) To record depreciation expenses related to acquired tangible assets of $2,663 and eliminate depreciation expense of $3,560 recorded by Heritage. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years.

(dd) To record amortization expense on other assets that resulted from the HYTOPS Issuance ($6,000 over 12 years).



     Amortization expense on other assets ................    $  250
     Amortization expense recorded by the Company ........      (162)
                                                              ------
     Pro forma adjustment ................................    $   88
                                                              ======



(ee) To record amortization expense on other assets for six months ($4,500 over 10 years).

(ff) To record amortization expense related to acquired intangible assets of $13,218 and eliminate amortization expense of $6,051 recorded by Heritage. Intangible assets are to be amortized over lives ranging from 1 to 40 years.

(gg) To record the net interest expense reduction for 1997 related to application of the HYTOPS Issuance proceeds to the outstanding balance under the revolving credit facility offset by an increase in commitment fees for the available but unused portion of the revolving credit facility.


     Interest on adjusted borrowing on the revolving credit facility ..................    $3,235
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at  1/2 of 1% for six months ...........................................      (625)
     Commitment fee on available borrowings recorded by the Company ...................       284
                                                                                           ------
     Pro forma adjustment .............................................................    $2,894
                                                                                           ======



(hh) To record interest expense on the 1997 Notes for six months ($200,000 at 9%).

(ii) To record the interest expense reduction of $16,331 related to application of the net proceeds of the Common Stock Offering and the Preferred Stock Offering to the outstanding balance under the revolving credit facility offset by an increase in commitment fees of $911 for the available but unused portion of the revolving credit facility.

(jj) To record interest expense on acquisition financing of $507,000 (under the Bank Credit Agreement at 6.72%) and $473 of commitment fees for the available but unused portion of the revolving credit facility and eliminate interest expense of $12,404 recorded by Heritage for the nine months ended.

(kk) To record interest expense including deferred financing costs related to the Offering and to eliminate interest expense including deferred financing costs related to the Tender Offer for the nine months ended.

(ll) To record subsidiary trust minority interest expense ($200,000 aggregate liquidation value HYTOPS).


     Subsidiary trust minority interest expense for six months .........................    $ (11,625)
     Subsidiary trust minority interest expense recorded by the Company for three months        7,007
                                                                                            ---------
     Pro forma adjustment ..............................................................    $  (4,618)
                                                                                            =========

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SINCLAIR BROADCAST GROUP, INC.


                                        BY: /s/ DAVID B. AMY
                                            -----------------------------------

                                            David B. Amy
                                            Chief Financial Officer/
                                            Principal Accounting Officer




Dated: December 12, 1997